                                                                EXHIBIT 10.32




                          RECAPITALIZATION AGREEMENT

     THIS AGREEMENT is made as of October __, 1996 between Lason, Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company executing a counterpart signature page hereto (collectively, the "Stockholders"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

     Each of the Stockholders owns that number of the Company's Class A-1 Common Stock, par value $.01 per share ("Class A-1 Common"), Class A-2 Common Stock, par value $.01 per share ("Class A-2 Common" and together with the Class A-1 Common, the "Class A Common"), and Class B Common Stock, par value $.01 per share ("Class B Common"), set forth opposite such Stockholder's name on the Schedule of Stockholders attached hereto. All such shares of Class A-1 Common, Class A-2 Common and Class B Common are referred to herein as the "Exchange Shares."

     The Company has filed a Registration Statement on Form S-1 (File No. 333-09799) (the "Registration Statement") with the Securities and Exchange Commission relating to an initial public offering (the "Initial Public Offering") of the Company's common stock, par value $.01 per share (the "Common Stock"), under the Securities Act. In connection with the Initial Public Offering, the Stockholders desire to (i) cause the Company to amend and restate its certificate of incorporation and (ii) exchange their Exchange Shares for shares of Common Stock. Following such exchange, the Exchange Shares shall be canceled.

     The parties hereto agree as follows:

     Section  1.  Authorization and Exchange

     1A. Restated Certificate of Incorporation. The Company's Board of Directors has previously approved the Plan of Recapitalization attached hereto as Exhibit A (the "Plan of Recapitalization") and has approved and authorized of the Company's Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate"), to be filed and to be effective as of the date of the consummation of the Initial Public Offering (the "Closing Date"). The Stockholders have previously approved the Plan of Recapitalization and the Restated Certificate pursuant to Section 242 of the General Corporation Law of the State of Delaware.

     1B. Authorization of the Common Stock. The Company hereby authorizes the issuance of an aggregate of up to 5,000,000 shares of Common Stock to the Stockholders in exchange for the Exchange Shares.

     1C.     Calculation of the Exchange Shares.  The holders of Exchange
Shares shall receive (i) for each share of Class A-1 Common issued and outstanding in their name, 1.00 share of Common Stock, (ii) for each share of Class A-2 Common issued and outstanding in their name, 1.00 share of Common Stock, and (iii) for each share of Class B Common issued and outstanding in their name, a number of shares of Common Stock equal to (A) 1.00 plus (B) a fraction, the numerator of which shall be the sum of the aggregate Unpaid Yield and the Unreturned Preferred Amount (as such terms are defined in the Certificate of Incorporation of the Company as currently in effect attached hereto as Exhibit C (the "Current Certificate")) on the shares of Class B Common outstanding as of the Closing Date and the denominator of which shall be the number of shares of Class B Common outstanding on the Closing Date multiplied by 2.50 multiplied by the initial price to public of the Initial Public Offering (the "IPO Price").

        1D. Calculation of Shares. Prior to the Closing, the Company shall calculate the number of shares of Common Stock to be issued to each Stockholder as set forth above. The Company's calculations shall be conclusive and binding upon each Stockholder absent manifest error.

        1E. Exchange of the Exchange Shares. At the Closing, the Company shall, upon the effectiveness of the Restated Certificate and subject to the terms and conditions set forth herein, issue to each Stockholder a number of shares of Common Stock calculated as set forth below, in exchange for the Exchange Shares held by such Stockholder which shares shall be canceled immediately thereafter. The Company will pay, based on the IPO Price, each Stockholder for any fractional shares resulting from such calculation by check, and such fractional shares will not be issued.

        1F. The Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois at 9:00 a.m., Chicago time, on the Closing Date, or at such other place as may be reasonably designated by the Company.
At the Closing, the Company shall deliver, or cause the Company's transfer agent to deliver, to each Stockholder stock certificates evidencing the shares of Common Stock to be issued by the Company to such Stockholder, registered in such Stockholder's name or its nominee's name, upon presentment and delivery by such Stockholder to the Company of the certificates representing the Exchange Shares duly endorsed for transfer to the Company.

        Section 2. Conditions of Each Stockholder's Obligation at the Closing. The obligation of each Stockholder to exchange its Exchange Shares for the Common Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

        2A. Representations and Warranties. The representations and warranties contained in Section 4 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

        2B. Initial Public Offering. The Company shall consummate the Initial Public Offering concurrently with the transactions contemplated hereby.

        2C. Amendment of Certificate of Incorporation. The Restated Certificate shall be in full force and effect as of the Closing under the laws of Delaware and shall not have been further amended or modified.

        2D. Securities Law Compliance. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Common Stock pursuant to this Agreement in compliance with such laws.

        2E. Closing Documents. The Company shall have delivered to each Stockholder such documents relating to the transactions contemplated by this Agreement as the holders of a majority of the Class A Common or the holders of a majority of the Class B Common then outstanding may reasonably request.

        2F. Proceedings. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the holders of a majority of the Class A Common and the holders of a majority of the Class B Common then outstanding.

        2G. Waiver. Any condition specified in this Section 2 may be waived if consented to by the holders of a majority of the Class A Common and the holders of a majority of the Class B Common then outstanding; provided that no such waiver shall be effective against any Stockholder unless it is set forth in a writing executed by the required Stockholders.

     Section 3. Transfer of Restricted Securities

        3A. General Provisions. Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A under the Securities Act (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 3B below, any other legally available means of transfer.

        3B. Opinion Delivery. In connection with the transfer of any Restricted Securities (other than a transfer described in paragraph 3A(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Seyburn, Kahn, Ginn, Bess, Deitch & Serlin, Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Seyburn, Kahn, Ginn, Bess, Deitch & Serlin, Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 7C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 7C.

        3C. Rule 144A. Upon the request of any Stockholder, the Company shall promptly supply to such Stockholder or its prospective transferees all information regarding the

Company required to be delivered in connection with a   transfer pursuant to
Rule 144A under the Securities Act.

        3D. Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k) under the Securities Act, the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in paragraph 7C from the certificates for such Restricted Securities.

        Section 4. Representations and Warranties of the Company. As a material inducement to the Stockholders to enter into this Agreement and to exchange their Exchange Shares for Common Stock hereunder, the Company hereby represents and warrants that:

        4A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify has had or would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole.

        4B. Authorization: No Breach. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby and thereby to which the Company is a party, the Plan of Recapitalization and the Restated Certificate have been duly authorized by the Company. This Agreement, the Plan of Recapitalization, the Restated Certificate and all other agreements contemplated hereby and thereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements contemplated hereby and thereby to which the Company is a party, the issuance of the Common Stock hereunder, the Plan of Recapitalization, the Restated Certificate and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Current Certificate or the certificate of incorporation of any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is a party or by which their respective property is bound, other than as expressly contemplated in such agreements described above and other than those made and obtained.


        4C. Capital Stock and Related Matters. As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 20,000,000 shares of Common Stock, of which approximately 8,162,462 (or 8,612,462 if the underwriters' over-allotment option is exercised in full, in each case assuming an Initial Public Offering price of $15.50 per share and redemption of the Common Stock contemplated by the Registration Statement) shares will be issued and outstanding, and 5,000,000 shares of preferred stock, par value $.01 per share (none of which shall be issued and outstanding). As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable. There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of Common Stock hereunder which have not been waived or terminated. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Common Stock hereunder does not require registration under the Securities Act or any applicable state securities laws.

        Section 5. Representations and Warranties of the Stockholders. Each of the Stockholders hereby represent and warrant to the Company that, with respect to such Stockholder:

        5A. Authorization; Enforceability. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby and thereby to which any Stockholder is a party each constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

        5B.   No Violation.  Neither the execution and the delivery of this
Agreement and the other documents contemplated hereby to which each Stockholder is a party, nor the consummation of the transactions contemplated hereby and thereby, will (a) conflict with, result in a breach of any of the provisions of, (b) constitute a default under, (c) result in the violation of, (d) give any third party the right to terminate or to accelerate any obligation under, or (e) require any authorization, consent, approval, execution or other action by or notice to or filing with any court or administrative or governmental body under, the provisions of the certificate of incorporation or bylaws of the Stockholder (where the Stockholder is an incorporated entity) or any statute, regulation, rule, judgment, order, decree or other restriction of any government, governmental agency or court to which the Stockholder is subject.

        5C. Ownership. Except as otherwise described in the Registration Statement, each Stockholder owns the Exchange Shares being exchanged by such Stockholder pursuant to this Agreement free and clear of any restrictions on transfer, claims, taxes, liens, charges, encumbrances, pledges, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands, except for applicable restrictions on transfer under securities laws.

        Section 6. For the purposes of this Agreement, the following terms have the meanings set forth below:


        "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

        "Restricted Securities" means (i) the Common Stock issued hereunder and
(ii) any securities issued with respect to the securities referred to in clause
(i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7C have been delivered by the Company in accordance with paragraph 3B. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 7C.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

        "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

     Section 7.  Miscellaneous

        7A.  Termination.  This Agreement shall terminate upon the earlier of
(i) November 30, 1996, if the Initial Public Offeirng has not occurred by such date, and (ii) the sending of notice by the Company to each Stockholder that the Initial Public Offering will not be consummated.

        7B. Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

        7C. Legend. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

      "The securities represented by this certificate were originally issued on_______ __, 1996 and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the

      Recapitalization Agreement, dated as of October __, 1996 and as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

        7D. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least two-thirds of the Common Stock held by the parties subject to this Agreement (voting together as a single class).

        7E. Survival of Representatives and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Stockholder or on its behalf.

        7F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Stockholder's benefit as a Stockholder or holder of Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Common Stock.

        7G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        7H. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

        7I. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

        7J. GOVERNING LAW. THE CORPORATE LAW OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF MICHIGAN.

        7K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or telecopied to the recipient. Such notices, demands and other communications shall be sent to each Stockholder at the address indicated next to such party's name on the signature pages hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                           *     *     *     *     *

        IN WITNESS WHEREOF, the parties hereto have executed this Recapitalization Agreement on the date first written above.


Address:                           LASON, INC.


                                   By:___________________________________
                                   Its:


Address:                           GOLDER, THOMA, CRESSEY, RAUNER
                                   FUND IV, L.P.


                                   By:   GTCR IV, L.P.
                                   Its:  General Partner


                                   By:   Golder, Thoma, Cressey, Rauner, Inc.
                                   Its:  General Partner


                                   By:___________________________________
                                   Its:


Address:                           ROBERT A. YANOVER LIVING TRUST
                                   U/A/D MAY 11, 1982


                                   By:___________________________________
                                   Its:


Address:                           JOSEPH JONATHAN YANOVER AND
                                   JENNIFER D. YANOVER IRREVOCABLE
                                   TRUST DATED JANUARY 5, 1993


                                   By:___________________________________
                                   Its:

Address:                        JOSEPH JONATHAN YANOVER AND
                                JENNIFER D. YANOVER IRREVOCABLE
                                TRUST NO. 2 DATED AUGUST 6, 1996


                                By:___________________________________
                                Its:


Address:                        ALLEN J. NESBITT LIVING TRUST,
                                DATED DECEMBER 7, 1994


                                By:___________________________________
                                Its:


Address:                        JAMES A. NESBITT AND JENNIFER
                                REBECCA NESBITT TRUST EFFECTIVE
                                AS OF JANUARY 1, 1996


                                By:___________________________________
                                Its:




                                ______________________________________
Address:                        Donald L. Elland




                                ______________________________________
Address:                        Richard C. Kowalski




                                ______________________________________
Address:                        Daniel J. Buckley

                                        ______________________________________
Address:                                Gregory Carey



                                        ______________________________________
Address:                                James J. Dewan




                                        ______________________________________
Address:                                Paul G. Dugan




                                        ______________________________________
Address:                                Karl H. Hartig




                                        ______________________________________
Address:                                Scott L. Christensen




                                        ______________________________________
Address:                                Lawrence C. Jones




                                        ______________________________________
Address:                                David J. Malosh




                                        ______________________________________
Address:                                John H. Wallanse

Address:               ______________________________________
                       Richard J. Wolfson



Address:               RICHARD WOLFSON CHARITABLE REMAINDER UNITRUST


                       By:___________________________________
                       Its:



Address:               ______________________________________
                       Donald M. Wolfson



Address:               DONALD M. WOLFSON CHARITABLE REMAINDER UNITRUST


                       By:___________________________________
                       Its:



Address:               ______________________________________
                       Saul Wolfson



Address:               SAUL WOLFSON CHARITABLE REMAINDER UNITRUST


                       By:___________________________________
                       Its:



Address:               ______________________________________
                       Bobby R. Stevens, Sr.

Address:                        ______________________________________
                                Eugene Wolchok



Address:                        EUGENE B. AND BRENDA R. WOLCHOK
                                CHARITABLE REMAINDER UNITRUST


                                By:___________________________________
                                Its



Address:                        ______________________________________
                                Robin Marshall



Address:                        ______________________________________
                                William Marvin

     Schedule of Stockholders*


                                                       Class A-1 Common  Class A-2  Class B Common
                                                                          Common
Golder, Thoma, Cressey, Rauner Fund IV, L.P.                          -          -       1,000,001

Robert A. Yanover Living Trust U/A/D May 11, 1982               166,074          -               -

Joseph Jonathan Yanover and Jennifer D. Yanover
Irrevocable Trust Dated January 5, 1993                          84,000          -               -

Jonathan Yanover and Jennifer D. Yanover Irrevocable
Trust No. 2 Dated August 6, 1996                                190,577          -               -

Allen J. Nesbitt Living Trust, Dated December 7, 1994           352,524          -               -

James A. Nesbitt and Jennifer Rebecca Nesbitt Trust
Effective as of January 1, 1996                                  44,065          -               -

James A. Nesbitt and Jennifer Rebecca Nesbitt Trust
Effective as of January 1, 1996                                  44,065          -               -

Donald L. Elland                                                 28,815          -               -

Richard C. Kowalski                                              25,000          -               -

Daniel J. Buckley                                                 8,523          -               -

Gregory Carey                                                    10,899          -               -

James J. Dewan                                                    8,523      1,705               -

Paul G. Dugan                                                     5,682          -               -

Karl H. Hartig                                                    8,523      1,705               -

Scott L. Christensen                                              8,523      1,705               -

Lawrence C. Jones                                                 8,523          -               -

David J. Malosh                                                   2,841          -               -

John H. Wallanse                                                  2,841          -               -

Richard J. Wolfson                                                1,193          -               -

Richard Wolfson Charitable Remainder Unitrust                     4,770          -               -

Donald M. Wolfson                                                 2,384          -               -

Donald M. Wolfson Charitable Remainder Unitrust                   3,577          -               -

Saul Wolfson                                                      2,384          -               -

Saul Wolfson Charitable Remainder Unitrust                        3,577          -               -

Bobby R. Stevens, Sr.                                             8,130          -               -

Eugene Wolchok                                                    2,601          -               -

Eugene B. And Brenda R. Wolchok
Charitable Remainder Unitrust                                     3,902          -               -

Robin Marshall                                                   13,677          -               -

William Marvin                                                   13,677          -               -



*Assumes an IPO Price of $15.50 per share.

                            PLAN OF RECAPITALIZATION

          PLAN OF RECAPITALIZATION of Lason, Inc., a Delaware corporation (the "Corporation").

                             W I T H E S S E T H :

          WHEREAS, the Corporation currently has authorized 19,000,002 shares of stock consisting of: (i) 13,000,000 shares of Class A-1 Common Stock, par value $.01 per share (the "Class A-1 Common"), (ii) 4,000,000 shares of Class A-2 Common Stock, par value $.01 per share (the "Class A-2 Common"), (iii) 1,000,002 shares of Class B Common Stock, par value $.01 per share (the "Class B Common"), and (iv) 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), each with the terms set forth in the Corporation's Certificate of Incorporation, as amended (the "Current Certificate"), attached hereto as Exhibit A.

          WHEREAS, the Corporation has filed a Registration Statement on Form S-1 (File No. 333-09799) with the Securities and Exchange Commission relating to an initial public offering (the "Initial Public Offering") of the Corporation's Common Stock (as defined below) under the Securities Act of 1933, as amended.

          WHEREAS, the Board of Directors of the Corporation (the "Board"), in connection with the Initial Public Offering, has determined it desirable and in the best interests of the Corporation to reclassify and exchange all shares of Class A-1 Common, Class A-2 Common and Class B Common for shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), with the terms set forth in the Amended and Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit B (the "Restated Certificate") to be filed concurrently with the closing of the Initial Public Offering.

          WHEREAS, the Corporation and certain of its stockholders will execute a Recapitalization Agreement (the "Recapitalization Agreement") in substantially the form attached hereto as Exhibit C.

     NOW, THEREFORE:

          Effective concurrently with the closing of the Initial Public Offering (the "Effective Time") and, with respect to the Stockholders (as defined in the Recapitalization Agreement), subject to the terms and provisions of the Recapitalization Agreement, (i) each share of Class A-1 Common issued and outstanding shall be exchanged for 1.00 share of Common Stock, (ii) each share of Class A-2 Common issued and outstanding shall be exchanged for 1.00 share of Common Stock, and (iii) each share of Class B Common issued and outstanding shall be exchanged for a number of shares of Common Stock equal to (A) 1.00 plus
(B) a fraction, the numerator of which shall be the sum of the aggregate Unpaid Yield and the Unreturned Preferred Amount (as such terms are defined in the Current Certificate) on the shares of Class B Common outstanding as of the Effective Time and the denominator of which shall be the number of shares of Class B Common outstanding as of the

Effective Time multiplied by 2.50 by the initial price to public of the Initial Public Offering.

          This Plan of Recapitalization may be abandoned by the Board at any time prior to the Effective Time, irrespective of the fact of its approval by the requisite stockholders of the Corporation, if in its sound business judgment, this Plan of Recapitalization is unsatisfactory in substance to the Board.















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